EXHIBIT 32.1

ROHAT RESOURCES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Rohat Resources, Inc. (the “Company”) on Form 10-K for the year ended October 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kok Cheang Lim, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kok Cheang Lim Kok Cheang Lim
Date: February 14, 2011	President, Chief Executive Officer and Chief Financial Officer